Accounts and Notes Receivable, Net - Schedule of Accounts, Notes, Loans, and Financing Receivable (Detail) - Successor [Member] - USD ($) $ in Millions	Jun. 30, 2015	Dec. 31, 2014	Dec. 31, 2013
Receivables [Abstract]
Accounts receivable-trade, net	$ 702.7	$ 638.3	$ 637.5
Notes receivable	47.2	45.5	44.7
Other	119.6	136.6	183.7
Total	$ 869.5	$ 820.4	$ 865.9